Schedule A Series of the Trust

June 2012

Name of Fund

Currency Funds

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus South African Rand Fund

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus Commodity Currency Fund

Fixed Income

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Euro Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

Domestic Funds

WisdomTree LargeCap Dividend Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Total Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree Equity Income Fund

WisdomTree SmallCap Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree Total Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree LargeCap Growth Fund

International Funds

WisdomTree DEFA Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree DEFA Equity Income Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global Equity Income Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Global ex-U.S. Growth Fund

WisdomTree International Hedged Equity Fund

WisdomTree India Earnings Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Global ex-U.S. Utilities Sector Fund

WisdomTree Commodity Country Equity Fund

WisdomTree Global Natural Resources Fund

WisdomTree China Dividend ex-Financial Fund

Alternative Funds

WisdomTree Managed Futures Strategy Fund

WisdomTree Global Real Return Fund